Filed under Rule 497(k) Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated December 1, 2017, to the Fund’s Summary Prospectus dated October 1, 2017, as amended

In the section entitled “Fund Summary: Science & Technology Fund – Investment Adviser,” the table under the heading “Portfolio Managers” with respect to Wellington Management Company LLP (“Wellington Management”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

John F. Averill, CFA	2007	Senior Managing Director and Global Industry Analyst
Bruce L. Glazer	2007	Senior Managing Director and Global Industry Analyst
Anita M. Killian, CFA	2007	Senior Managing Director and Global Industry Analyst
Brian Barbetta	2017	Senior Managing Director and Global Industry Analyst

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.